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                                                                    Exhibit 23.1

                        Consent of Independent Auditors
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     We consent to the use of our report dated August 15, 2000 on the financial statements of Information Highway.com Inc. as of May 31, 2000 and 1999 that are included in the Form 10-KSB, which is included, by reference in the Company's Forms S-8.

Dated this 31st day of August, 2000.

ELLIOTT TULK PRYCE ANDERSON
Chartered Accountants

/s/ Elliott Tulk Pryce Anderson
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Elliott Tulk Pryce Anderson